Advisors Disciplined Trusts 1153, 1209, 1210, 1211, 1241, 1242, 1243, 1359, 1360, 1361, 1437, 1438, 1439, 1440, 1480, 1481, 1500, 1501, 1554, 1555, 1556, 1557, 1591, 1592, 1593, 1594, 1674, 1675, 1676, 1677, 1743, 1744, 1746, 1747, 1748, 1749, 1838, 1839, 1840, 1873, 1874, 1875, 1876, 1911, 1912, 1913, 1914, 1915, 1953, 1954, 1955 and 1956

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the following is added after the fourth paragraph in the section entitled “How the Trust Works—Portfolio Consultant”:

“The SEC recently obtained a final judgment and significant monetary relief in an action against the Portfolio Consultant and its founder and chief investment officer, Louis Navellier. The court held that the Portfolio Consultant and Louis Navellier violated the antifraud provisions of Sections 206(1) and 206(2) of the Investment Advisers Act of 1940. The Portfolio Consultant and Louis Navellier have appealed the court’s decision.”

Supplement Dated: June 23, 2020